First Quarter 2013 Exhibit 99.1

Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer

Forward Looking Statement
and Risk Factor

• This presentation contains certain forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
Forward-looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
•
S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.
Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in
S&T’s reports previously and subsequently filed with the Securities and Exchange
Commission.

Non-GAAP Financial Measures
•
In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis, that S&T believes provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.  The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective
Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

- Headquartered in Indiana, PA
- $4.5 Billion in Assets *(as of 3.31.13)*
- Institutional Ownership: 39%
- Insider Ownership: 4%
- $551 Million Market Cap. *(as of 3.31.13)*
- Stock Price: $18.54 *(as of 3.31.13)*
- Bank holding company with 57 offices and 5 insurance locations
- Northeast Ohio Business Development office established in 2012
- Stock symbol: STBA-NASDAQ Global Select

Harrisburg
Philadelphia
Pittsburgh
Indiana
Clarion
Jefferson
Clearfield
Butler
Armstrong
Indiana
Allegheny
Pittsburgh
Westmoreland
Cambria
Blair
Washington

5 Corporate Profile

S&T Bancorp, Inc

2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
2008
2009
2010
2011
2012

6 * 2012 peer banks per 2012 proxy statement Common Return on Assets STBA Peer Bank Median* PA Banks BHC $3-10B

7 Common Return on Equity * 2012 peer banks per 2012 proxy statement STBA Peer Bank Median* PA Banks BHC $3-10 B

Summary
2012 2011 2010
Net Income Available to Common Shareholders
$34.2 $39.7 $37.3
Diluted Earnings per Common Share
$  1.18 $  1.41 $  1.34
Common Return on Average Assets
0.79%     0.97% 0.90%
Common Return on Average Equity
6.62% 6.78% 6.58%
Dollars in millions

9 4 Lines of Business Insurance Wealth Management Retail Banking Commercial Banking

Commercial Banking • 33 commercial lenders • 14 business bankers • Privately held companies with sales up to $150 million • $1-7 million preferred facility • Growing pipeline • Adding producers 10

Retail Banking
• Over 100,000 Households
• 57 branches
• Average branch size of $61.5 million
• Home Center
• 92% of customers highly satisfied
• Over 70,000 customers enrolled in online banking
• Over 12,500 customers enrolled in Mobile Banking

Wealth Management • $1.7 billion AUM • 3 Divisions – S&T Trust – S&T Financial Services – RIA/Stewart Capital • Annual revenue of $9.8 million • Adding producers 12

Insurance • Purchased Evergreen Insurance in 2002 • Full service agency – Commercial P&C (65%) – Group Life and Health (20%) – Personal Lines (15%) • Annual revenue of $5.2 million 13

Quarterly Summary
2013 2012 2012
First
Quarter
Fourth
Quarter
First
Quarter
Net Income Available to Common
Shareholders
$12.3 $9.5 $3.5
Diluted Earnings per Common Share $0.41 $0.32 $0.12
Common Return on Average Assets
*
1.12% 0.86% 0.34%
Common Return on Average Equity
*
9.25% 7.05% 2.82%
Dollars in millions, except per share data
*
Annualized

Income Statement
Dollars in millions, except per share data
*
Refer to appendix for reconciliation of Non-GAAP financial measures
2013 2012 2012
First
Quarter
Fourth
Quarter
First
Quarter
Net Interest Income – FTE
*
$34.8 $35.4 $34.5
Noninterest Income 11.7 11.5 12.2
Total Revenue 46.5 46.9 46.7
Noninterest Expense (31.6) (29.7) (32.7)
Gain on Sale of Merchant Card Servicing Business 3.1 - -
Security Gains (Losses) - - 0.8
Provision for Loan Losses (2.3) (4.2) (9.3)
Net Income Before Taxes 15.7 13.0 5.5
Taxes (3.4) (3.5) (2.0)
Net Income Available to Common
Shareholders $12.3 $9.5 $3.5
Diluted Earnings per Common Share $ 0.41 $0.32 $0.12

Balance Sheet
Dollars in millions
March 31,
2013
December 31,
2012
March 31,
2012
Securities $  469 $   452 $   363
Interest Bearing Balances 215 257 333
Loans, Net 3,339 3,323 3,154
Other 457 495 481
Total Assets $4,480 $4,527 $4,331
Deposits $3,639 $3,638 $3,522
Borrowings 228 263 238
Other Liabilities 68 89 67
Equity 545 537 504
Total Liabilities & Equity $4,480 $4,527 $4,331

Loan Portfolio
Dollars in millions
March 31,
2013
December 31,
2012
March 31,
2012
Consumer
Residential Mortgage $  443 $ 427 $   383
Home Equity     416 431 $   442
Installment and Other Consumer 69 74 82
Construction 3 3 2
Total Consumer 931 935 909
Commercial
Commercial Real Estate 1,480 1,452 1,417
Commercial & Industrial 806 792 703
Construction 165 168 169
Total Commercial 2,451 2,412 2,289
Total Portfolio Loans 3,382 3,347 3,198
Total Loans Held for Sale 3 22 3
Total Loans $3,385 $3,369 $ 3,201

Asset Quality
*
QTD annualized
March 31,
2013
December 31,
2012
March 31,
2012
Nonperforming Loans / Total Loans
1.37% 1.63% 2.01%
Nonperforming Assets / Total Loans
Plus OREO
1.39 1.66 2.12
Net Charge-offs / Average Loans*
0.34 0.49 1.32
Loan Loss Reserve / Total Loans
1.36 1.38 1.49
Loan Loss Reserve / Nonperforming
Loans
99 85 74

Nonperforming Loans
52.5 1.48 36.4
Total Commercial
11.4 3.14
5.2
Construction
8.3 0.67 5.4
Commercial
& Industrial
32.8 1.75
25.8
Commercial
Real Estate
Commercial
12.0 1.06
9.9
Total Consumer
0.2
7.02 0.2 Construction
- 0.03
-
Installment and Other Consumer
3.5 0.97
4.0
Home Equity
$ 8.3 1.27% $ 5.7
Residential Mortgage
March 31,
2012
Consumer
% NPL
March 31,
2013
Total Nonperforming Loans $64.5 1.37% $46.3
Nonperforming Loans (NPL) are loans where collection of interest or principal is doubtful or generally when interest or principal payments are
90 days or more past due.
Dollars in millions
$  6.0 $  0.2 Specific Reserves

Net Interest Margin
2013 2012 2012
First
Quarter
Fourth
Quarter
First
Quarter
Securities - FTE 2.65% 2.76% 3.29%
Interest Bearing Deposits-FTE 0.23 0.29 0.20
Loans - FTE 4.32 4.44 4.74
Total Earning Assets-FTE 3.91 3.97 4.31
Deposits 0.49 0.53 0.75
Borrowings 1.61 2.16 1.82
Total Costing Liabilities 0.58 0.64 0.84
Net Interest Margin – FTE
*
3.49% 3.51% 3.64%
*
Refer to appendix for reconciliation of Non-GAAP financial measures

Noninterest Income
Dollars in millions
2013 2012 2012
First
Quarter
Fourth
Quarter
First
Quarter
Wealth Management $ 2.6 $ 2.4 $ 2.4
Debit and Credit Card 2.5 2.7 2.7
Service Charges on Deposit Accounts 2.4 2.6 2.4
Insurance 1.8 1.2 1.7
Mortgage Banking 0.5 0.7 0.7
Other 1.9 1.9 2.3
Total $11.7 $11.5 $12.2

Securities
March 31,
2013
December  31,
2012
March 31,
2012
Agencies $231 $212 $160
Agency CMO 52 58 59
Agency Residential MBS 47 51 46
Agency Commercial MBS 22 10 -
Municipals 108 113 87
Equities 9 8 11
Total   $469 $452 $363
All securities are classified as available-for sale
Dollars in millions

Deposits
Dollars in millions
March 31,
2013
December 31,
2012
March 31,
2012
Noninterest-bearing Demand $ 951 $ 961 $ 860
Interest-bearing Demand 305 317 306
Money Market 327 361 291
Savings 993 966 883
Certificates of Deposit < $100K 655 665 807
Certificates Of Deposit > $100K 408 368 375
Total   $3,639 $3,638 $3,522

Capital Ratios
March 31,
2013
December 31,
2012
March 31,
2012
Well-
Capitalized
Leverage 9.42% 9.31% 9.20% 5.00%
Tier 1 – Risk-Based Capital 12.20 11.98 11.62 6.00
Total – Risk-Based Capital 15.60 15.39 15.14 10.00
Tangible Common Equity /
Tangible Assets
*
8.46 8.20 7.87 NA
*
Refer to appendix for reconciliation of Non-GAAP financial measures

Growth – Merger & Acquisition Activity
• 2012 -
Gateway Bank of Pennsylvania
• 2012 -
Mainline Bancorp
• 2008 –
IBT Bancorp
• 2002 -
Peoples Financial Corp
• 1997 -
Peoples Bank of Unity
• 1991 -
Atlantic Financial Savings Bank
• 1991 -
Vanguard Savings Bank

The Right Size
• Big Enough to:
– Provide full complement of products and services
– Access technology
– Access Capital Markets
– Attract talent
– Expand – Mergers and Acquisitions/DeNovo
• Small Enough to:
– Stay close to our customers
– Understand our markets
– Be responsive

Pennsylvania
Erie
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Crawford
Forest
Elk
Cameron
Sullivan
Wyoming
Lackawanna
Pike
Mercer
Venango
Clarion
Jefferson
Clinton
Lycoming
Luzerne
Monroe
Lawrence
Butler
Clearfield
Centre
Union
Montour
Columbia
Carbon
Armstrong
Beaver
Indiana
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Mifflin
Juniata
PITTSBURGH
Allegheny
Westmoreland
Cambria
Blair
Perry
Dauphin
Lebanon
Berks
Bucks
Washington
Huntingdon
Montgomery
Cumberland
Lancaster
Chester
PHILADELPHIA
Delaware
Greene
Fayette
Somerset
Bedford
Fulton
Franklin
Adams
York

S&T Bank Regional Footprint

S&T Bank Locations

Marcellus Shale Formation

Marcellus Shale Distribution 27

2013
First
Quarter
2012
Fourth
Quarter
2012
First
Quarter
Interest Income per Consolidated Statements of Income $37.8 $38.9 $39.1
Adjustment to Fully Taxable-equivalent Basis 1.2 1.1 1.2
Interest Income Adjusted to Fully Taxable-equivalent Basis 39.0 40.0 40.3
Interest Expense per Consolidated Statements of Income 4.2 4.6 5.8
Net Interest Income Adjusted to Fully Taxable-
equivalent Basis (non-GAAP) $34.8 $35.4 $34.5
APPENDIX – Non-GAAP Measures
Dollars in millions

2013 2012 2012
First
Quarter
Fourth
Quarter
First
Quarter
Securities 2.27% 2.32% 2.83%
Adjustment to Fully Taxable-equivalent Basis 0.38 0.44 0.46
Securities Adjusted to Fully Taxable-equivalent Basis 2.65 2.76 3.29
Loans 4.23 4.36 4.65
Adjustment to Fully Taxable-equivalent Basis 0.09 0.08 0.09
Loans Adjusted to Fully Taxable-equivalent Basis 4.32 4.44 4.74
Total Earning Assets 3.79 3.86 4.19
Adjustment to Fully Taxable-Equivalent Basis 0.12 0.11 0.12
Total Earning Assets Adjusted to Fully Taxable-equivalent Basis 3.91 3.97 4.31
Net Interest Margin 3.37 3.40 3.57
Adjustment to Fully Taxable-Equivalent Basis 0.12 0.11 0.12
Net Interest Margin Adjusted to Fully Taxable-equivalent Basis 3.49 3.51 3.69
APPENDIX – Non-GAAP Measures /cont./

March 31,
2013
December 31,
2012
March 31,
2012
Tangible Common Equity/Tangible Assets
Common Equity/Assets (GAAP Basis) 12.16% 11.87% 11.65%
Effect of Excluding Intangible Assets -3.70% -3.67% -3.78%
Tangible Common Equity/Tangible Assets 8.46% 8.20% 7.87%
APPENDIX – Non-GAAP Measures /cont./